CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 27, 1996 included in Synetic, Inc.'s Form 10-K for the fiscal year ended June 30, 1996, and to all references to our Firm included in this Registration Statement.

                                                  /s/Arthur Andersen LLP
                                                  -------------------------
                                                     Arthur Andersen LLP


New York, New York
February 10, 1997